UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2006
Apco Argentina Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-8933	98-0199453

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Mail Drop 26-4, Tulsa, Oklahoma		74104
(Address of principal executive offices)		(Zip Code)
918/573-2164
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 8, 2006, Apco Argentina Inc. (“Apco”) issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release and accompanying summary of earnings is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The press release and accompanying summary of earnings is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	Exhibits
Exhibit 99.1	Copy of Apco’s press release dated August 8, 2006, publicly announcing its financial results for the quarter ended June 30, 2006.
     Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO ARGENTINA INC.
Date: August 9, 2006	By:	/s/ Landy L. Fullmer
		Name:	Landy L. Fullmer
		Title:	Chief Financial Officer, Chief Accounting Officer, and Controller

INDEX TO EXHIBITS

Exhibit
Number	DESCRIPTION

99.1	Copy of Apco’s press release dated August 8, 2006, publicly announcing its financial results for the quarter ended June 30, 2006.